UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A*

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2009

Plasmatech, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52633

(Commission File Number)

56-2472226

(IRS Employer Identification No.)

777 N. Rainbow Blvd., Suite 250

Las Vegas, Nevada 89107

(Address of principal executive offices)(Zip Code)

(702) 851-1330

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*This amendment is to correct item to which report refers, as indicated on Submission Information Form.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 29, 2009, Ryan Gibson resigned as a Director of Plasmatech, Inc. At the time of his resignation, Mr. Gibson held no position on any committee of the Board of Directors and had no disagreement with Plasmatech or the Board of Directors.

On April 20, 2009 Anthony Caridi resigned as a Director of Plasmatech, Inc. At the time of his resignation, Mr. Caridi held no position on any committee of the Board of Directors and had no disagreement with Plasmatech or the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plasmatech, Inc.

(Registrant)

Date: October 26, 2009	By:	/s/	Marvin Williams
Name: Marvin Williams
Title: President and Chief Executive Officer

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